SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



          Date of Report (Date of Earliest Event Reported): March 25, 2003
                                                            --------------




                                 CopyTele, Inc.
            --------------------------------------------------------
             (Exact Name of Registrant As Specified in Its Charter)


          Delaware                     1-11254                  11-2622630
----------------------------    ------------------------  ----------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
 of Incorporation)                                        Identification Number)



900 Walt Whitman Road, Melville, NY                               11747
------------------------------------                        ----------------
(Address of Principal Executive Offices)                        (Zip Code)


         Registrant's Telephone Number, Including Area Code: (631) 549-5900
                                                             --------------


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)


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Item 4. Other Events.

     The information set forth in the Press Release issued by Copytele, Inc. on March 25, 2003, attached hereto as Exhibit 99, is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

               99   Press Release of Copytele, Inc., dated March 25, 2003.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COPYTELE, INC.



Date: March 26, 2003                        By:/s/ Denis A. Krusos
                                               --------------------
                                               Name:   Denis A. Krusos
                                               Title:  Chairman of the Board,
                                                       Chief Executive Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                                 Description
-----------                                 -----------

99                         Press Release of Copytele, Inc. dated March 25, 2003.